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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-39269, 333-29991, 333-40642, 333-40638,
333-52266, 333-00885, 333-00413, 33-64169, 33-62295 and 33-62467.


                                                     Arthur Andersen LLP


Philadelphia, Pennsylvania
June 28, 2001